Exhibit 10

NAVISTAR FINANCIAL CORPORATION
AND SUBSIDIARIES

MATERIAL CONTRACTS

The following documents of Navistar Financial Corporation (“the Corporation”) are incorporated herein by reference:
10.01	Master Inter-company Agreement dated as of April 26, 1993, between the Corporation and International. Filed on the Corporation’s Form 8-K on April 30, 1993. Commission File No. 001-04146.

10.02
First Amendment to the Master Inter-company Agreement dated as of September 30, 1996, between the Corporation and International.  Filed as Exhibit 10.60 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.03
Second Amendment to the Master Inter-company Agreement dated as of August 16, 2000, between the Corporation and International.  Filed as Exhibit 10.61 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.04
Third Amendment to the Master Inter-company Agreement dated as of March 2002, between the Corporation and International.  Filed as Exhibit 10.62 to the Corporation's Form 10-Q on September 10, 2004.  Commission File No. 001-04146.

10.05
Fourth Amendment to the Master Inter-company Agreement dated as of February 17, 2004, between the Corporation and International.  Filed as Exhibit 3.1 to the Corporation’s Form 10-Q on March 8, 2004.  Commission File No.  001-04146.

10.06
Amended and Restated Master Intercompany Agreement, dated April 1, 2007, between the Corporation and International. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on April 3, 2007. Commission File No. 001-04146.

10.07
Amended and Restated Credit Agreement dated as of July 1, 2005 between the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comercial, S.A. de C.V., as Borrowers, and JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent, J.P. Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers, with respect to $1,200,000,000 Revolving Credit and Competitive Advance Facility.  Filed as Exhibit 10.01 to the Corporation’s Form 8-K on September 1, 2005.  Commission File No. 001-04146.

10.08
Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005, between the Corporation and Deutsche Bank Trust Company Americas, as Trustee, pursuant to the terms of the Credit agreement.  Filed as Exhibit 10.02 to the Corporation’s Form 8-K on September 1, 2005.   Commission File No. 001-04146.

10.09
Waiver dated January 17, 2006, to the Amended and Restated Credit Agreement dated as of July 1, 2005 between the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comercial, S.A. de C.V., as Borrowers, and JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent, J.P. Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers, with respect to $1,200,000,000 Revolving Credit and Competitive Advance Facility.  Filed as Exhibit 99.1 to the Corporation’s Form 8-K on March 8, 2006.  Commission File No. 001-04146.

10.10
Second Waiver and Consent dated March 2, 2006, to the Amended and Restated Credit Agreement dated as of July 1, 2005 between the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comercial, S.A. de C.V., as Borrowers, and JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent, J.P. Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers, with respect to $1,200,000,000 Revolving Credit and Competitive Advance Facility.  Filed as Exhibit 99.2 to the Corporation’s Form 8-K on March 8, 2006.  Commission File No. 001-04146.

10.11
Third Waiver and Consent dated November 10, 2006, to the Amended and Restated Credit Agreement dated as of July 1, 2005 between the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Servicios Financieros Navistar, S.A. de C.V., and Navistar Comercial, S.A. de C.V., as Borrowers, and JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent, J.P. Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers, with respect to $1,200,000,000 Revolving Credit and Competitive Advance Facility.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on November 20, 2006.  Commission File No. 001-04146.

10.12
First Amendment dated March 28, 2007, to the Amended and Restated Credit Agreement dated as of July 1, 2005 among the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Organizacion Auxiliar del Credito, a Mexican corporation, Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, a Mexican corporation and Navistar Comercial, S.A. de C.V., the Lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent. Filed as Exhibit 10.1 to the Corporation’s Form 8-K on April 3, 2007. Commission File No. 001-04146.

10.13
Second Amendment and Fourth Waiver dated October 23, 2007 to the Amended and Restated Credit Agreement dated as of July 1, 2005 among the Corporation, Arrendadora Financiera Navistar, S.A. de C. V., Organizacion Auxiliar del Credito, a Mexican corporation, Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado, a Mexican corporation and Navistar Comercial, S.A. de C.V., the Lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A., as Syndication agent, and the Bank of Nova Scotia, as Documentation Agent.  dated and filed as Exhibit 10.1 to the Corporation’s Form 8-K on October 25, 2007. Commission File No. 001-04146.

10.14
Fifth Waiver, dated as of November 28, 2007 (this “Waiver”), to the Amended and Restated Credit Agreement, dated as of July 1, 2005 (as heretofore amended, supplemented or otherwise modified, the ("Credit Agreement”), among Navistar Financial Corporation, a Delaware corporation, Arrendadora Financiera Navistar, S.A. de C. V., Organizacion Auxiliar del Credito, a Mexican corporation, Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado,  a Mexican corporation, and Navistar Ccmercial, S.A. de C.V., a Mexican corporation (each, a “Borrower” and collectively, the “Borrowers”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Bankof America, N.A., as syndication agent (in such capacity, the “Syndication Agent”), and The Bank of Nova Scotia, as documentation agent (in such capacity, the “Documentation Agent”).   Filed as Exhibit 10.01 to the Corporation’s Form 8-K on December, 14, 2007.   Commission File No. 001-04146.

10.15
Pooling and Servicing Agreement dated as of June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Chemical Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K on December 12, 2003.  Commission File No. 033-87374.

10.16
First Amendment to the Pooling and Servicing Agreement dated as of September 12, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.   Filed as Exhibit 10.103 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.17
Second Amendment to the Pooling and Servicing Agreement dated as of March 27, 1996, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 10.104 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.18
Third Amendment to the Pooling and Servicing Agreement dated as of July 17, 1998, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.   Filed as Exhibit 10.105 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.19
Fourth Amendment to the Pooling and Servicing Agreement dated as of June 2, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.7 to Navistar Financial Securities Corporation’s Form S-3/A dated June 12, 2000.  Commission File No. 333-32960.

10.20
Fifth Amendment to the Pooling and Servicing Agreement dated as of July 13, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Trust’s Form 8-K on July 14, 2000.  Commission File No. 033-36767-03.

10.21
Sixth Amendment to the Pooling and Servicing Agreement dated as of October 31, 2003, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.7 to Navistar Financial Dealer Note Master Owner Trust’s Form S-3/A dated December 23, 2003.  Commission File No. 333-104639-01.

10.22
Seventh Amendment to the Pooling and Servicing Agreement dated as of June 10, 2004, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.6 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on June 14, 2004.  Commission File No. 333-104639-01.

10.23
Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 28, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-VFC Certificateholders. Filed as Exhibit 10.71 to the Corporation's Form 10-Q on April 19, 2005.  Commission File No. 001-04146.

10.24
Certificate Purchase Agreement, dated as of January 28, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, and as a Committed Purchaser. Filed as Exhibit 1.1 to Navistar Financial Securities Corporation’s Form 8-K on February 24, 2000. Commission File No. 033-87374.

10.25
Extension to the Certificate Purchase Agreement, dated as of January 25, 2001, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as a Committed Purchaser.   Filed as Exhibit 10.106 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.26
Extension and Amendment to the Certificate Purchase Agreement, dated as of January 23, 2002, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as a Committed Purchaser.   Filed as Exhibit 10.107 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.27
Amendment No. 1 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 22, 2003, by and among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.72 to the Corporation's Form 10-Q on April 19, 2005.  Commission File No. 001-04146.

10.28
First Amendment to Certificate Purchase Agreement, dated as of January 27, 2003, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, and as a Committed Purchaser.   Filed as Exhibit 10.108 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.29
Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, among Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.73 to the Corporation's Form 10-Q on April 19, 2005.  Commission File No. 001-04146.

10.30
Extension to Amended and Restated Certificate Purchase Agreement, dated as of December 19, 2005, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.   Filed as Exhibit 10.109 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.31
Amendment, Waiver, and Extension to Amended and Restated Certificate Purchase Agreement, dated as of May 26, 2006, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.  Filed as Exhibit 10.110 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.32
Amendment, Waiver, and Extension to Amended and Restated Certificate Purchase Agreement, dated as of January 31, 2007, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.  Filed as Exhibit 10.111 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.33
Amendment dated October 31, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, among Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.   Filed as Exhibit 10.132 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.34
Amendment, waiver and extension dated March 24, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, among Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.   Filed as Exhibit 10.133 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.35
Extension dated February 20, 2004 to the Certificate Purchase Agreement, dated as of January 28, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as conduit purchaser and assignee of Receivables Capital Corporation, and Bank of America, National Association, as Administrative Agent for the Purchasers, and as a Committed Purchaser.   Filed as Exhibit 10.134 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.36
Amended and Restated Certificate Purchase Agreement dated as of October 23, 2007 to the amended and restated Certificate dated December 27, 2004  between Navistar Financial Securities Corporation, as Seller and Navistar Financial Corporation, as Servicer, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent.   Filed as Exhibit 10.147 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.37
Amended and Restated Fee Letter dated October 23, 2007, to the Restated Fee Letter dated May 26, 2006 amended and restated Certificate Purchase Agreement dated December 27, 2004 between Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank of America, National Association and The Bank of Nova Scotia, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and as a Committed Purchaser, Bank of America, National Association, as Administrative Agent, and Bank of America, National Association, as a Committed Purchaser and a Managing Agent.   Filed as Exhibit 10.148 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.38
Amendment No. 2 dated October 25, 2007 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, The Bank of New York, a New York banking corporation, as Master Trust Trustee.   Filed as Exhibit 10.149 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.39
Waiver and Extension dated December 7, 2007 to the Amended and Restated Certificate Purchase Agreement, dated December 27, 2004 (this “Amendment”)  among Navistar Financial Securities Corporation (the “Seller”),  Navistar Financial Corporation (“Servicer”), Kitty Hawk Funding Corporation, (“KHFC”), as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp. “Liberty Street”), as a Conduit Purchaser, The Bank of Nova Scotia (“BNS”), as a Managing Agent and a Committed Purchaser, and Bank of America, National Association (“Bank of America”), as a Managing Agent, the Administrative Agent and a Committed Purchaser.  Filed as Exhibit 10.6 to the Corporation’s Form 8-K on December 14, 2007.   Commission File No. 001-04146.

10.40
Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Securities Corporation, as Seller and Chase Manhattan Bank USA, N.A. as Master Owner Trust Trustee.  Filed as Exhibit 4.11 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on June 14, 2004.  Commission File No. 333-104639-01.

10.41
Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on June 14, 2004.  Commission File No. 333-104639-01.

10.42
Series 2005-1 Indenture Supplement to the Indenture, dated as of February 28, 2005, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K on March 4, 2005.  Commission File No. 333-104639-01.

10.43
Receivables Purchase Agreement dated as of October 16, 2000, between Truck Retail Instalment Paper Corp. and the Corporation.  Filed as Exhibit 10.02 to the Corporation's Form 10-Q on March 15, 2001.  Commission File No. 001-04146.

10.44
Servicing Agreement dated as of October 16, 2000, between the Corporation, as Servicer, and Navistar Leasing Company, Harco Leasing Company, Inc., Truck Retail Instalment Paper Corp., The Bank of New York as Collateral Agent, and Bank One National Association, as Portfolio Trustee.  Filed as Exhibit 10.01 to the Corporation's Form 10-Q on March 15, 2001.  Commission File No. 001-04146.

10.45
Indenture Agreement dated as of October 16, 2000, between Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 10.03 to the Corporation's Form 10-Q on March 15, 2001.  Commission File No. 001-04146

10.46
Series 2005-1 Supplement dated as of June 29, 2005, to the Indenture also dated October 16, 2000 between Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 10.03 to the Corporation’s Form 8-K on September 1, 2005.   Commission File No. 001-04146.

10.47
Supplement No. 1, dated as of July 24, 2001, to Indenture agreement dated October 16, 2000, among Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee, to amend the Indenture to (i) revise the definition of "Series 2000-1 Loss Reserve Specified Balance", and (ii) revise the Amortization Events. Filed as Exhibit 10 to the Corporation’s Form 8-K on August 6, 2001.  Commission File No. 001-04146.

10.48
Supplement No. 2, dated as of July 31, 2002, to Indenture agreement dated October 16, 2000, among Truck Retail Instalment Paper Corp., as Issuer, and The Bank of New York, as Indenture Trustee, to amend the Indenture to (i) revise the definition of “Series 2000-1 Loss Reserve Specified Balance,” (ii) revise the definition of “Reserve Account Trigger Event.”, and (iii) revise the definition of “Receivable Sale Closing Conditions.”  Filed on the Corporation’s Form 8-K on November 27, 2002.  Commission File No. 001-04146.

10.49
Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, the Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit.  Filed as Exhibit 10.112 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.50
Receivables Sale Agreement, dated as of April 8, 2004, between the Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee.  Filed as Exhibit 10.113 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.51
Waiver No. 1 to Receivables Purchase Agreement, dated as of January 28, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit.   Filed as Exhibit 10.114 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.52
Waiver No. 2 to Receivables Purchase Agreement, dated as of March 14, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit.   Filed as Exhibit 10.115 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.53
Waiver No. 3 to Receivables Purchase Agreement, dated as of April 14, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.   Filed as Exhibit 10.116 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.54
Waiver No. 4 to Receivables Purchase Agreement, dated as of July 20, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.  Filed as Exhibit 10.117 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.55
Waiver No. 5 to Receivables Purchase Agreement, dated as of January 17, 2006, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.   Filed as Exhibit 10.118 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.56
Waiver No. 6 to Receivables Purchase Agreement, dated as of March 21, 2006, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.   Filed as Exhibit 10.119 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.57
Waiver No. 7 to Receivables Purchase Agreement, dated as of January 31, 2007, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.120 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.58
Waiver No. 1 to Receivables Sale Agreement, dated as of March 21, 2006, among the Corporation, as Transferor and Truck Retail Accounts Corporation, as Transferee.   Filed as Exhibit 10.121 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.59
Waiver No. 2 to Receivables Sale Agreement, dated as of January 31, 2007, among the Corporation, as Transferor and Truck Retail Accounts Corporation, as Transferee.   Filed as Exhibit 10.122 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.60
Amendment No. 1 to Receivables Purchase Agreement, dated as of March 31, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit.   Filed as Exhibit 10.123 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.61
Amendment No. 2 to Receivables Purchase Agreement, dated as of August 14, 2005, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.  Filed as Exhibit 10.124 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.62
Amendment No. 3 to Receivables Purchase Agreement, dated as of August 11, 2006, among Truck Retail Accounts Corporation, as Seller, the Corporation, as initial Servicer, JP Morgan Chase Bank, N.A.(successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.125 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.63
Amendment No. 4 dated August 10, 2007 to the Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, the Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit.  Filed as Exhibit 10.128 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.64
Amendment No. 5 dated August 15, 2007 to the Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, the Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, Jupiter Securitization Company, LLC, and JS Siloed Trust, as Trust.   Filed as Exhibit 10.135 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.65
First Amended Control Agreement, dated as of February 20, 2007, among Truck Retail Accounts Corporation, as Seller, the Corporation, as Servicer, JP Morgan Chase Banks N.A. (successor by merger to Bank One, N.A.), as Agent, and The Bank of New York (successor to JP Morgan Chase Bank, N.A.), as Securities Intermediary.  Filed as Exhibit 10.138 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.66
Waiver No. 8 dated October 23, 2007 to the Receivables Purchase Agreement dated as of April 8, 2004 among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as initial Servicer,  JS Siloed Trust as assignee of Jupiter Securitization Company LLC, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA), as agent.   Filed as Exhibit 10.150 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.67
Waiver No. 3 dated October 23, 2007 to the Receivables Sale Agreement dated as of April 8, 2004 among Navistar Financial Corporation, a Delaware corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee.   Filed as Exhibit 10.151 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.68
Fourth Waiver dated November 28, 2007 to the Receivable Sale Agreement dated April 8, 2004, among Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee.  Filed as Exhibit 10.11 to the Corporation’s Form 8-K on December 14, 2007.   Commission File No. 001-04146.

10.69
Ninth Waiver (this “Waiver”), dated November 28, 2007 to the Receivable Purchase Agreement dated April 8, 2004, among Truck Retail Accounts Corporation, a Delaware corporation (“Seller”), Navistar Financial Corporation, a Delaware corporation (“Navistar”), as initial Servicer (Navistar, together with Seller, the “Seller Parties” and each a “Seller Party”), the entities set forth on the signature pages to this Agreement (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), JS Siloed Trust as assignee of Jupiter Securitization Company LLC (“Trust”), and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers.    Filed as Exhibit 10.11 to the Corporation’s Form 8-K on December 14, 2007.   Commission File No. 001-04146.

10.70
Purchase Agreement dated as of July 27, 2005, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2005-A Owner Trust.  Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K on July 27, 2005.  Commission File No. 333-115716-01.

10.71
Pooling Agreement dated as of July 27, 2005 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2005-A Owner Trust, as Issuer.  Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A Form 8-K on July 27, 2005.   Commission File No.  333-115716-01.

10.72
Servicing Agreement dated as of July 27, 2005, between the Corporation, as Servicer, Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York as Collateral Agent and as Indenture Trustee, JP Morgan Trust Company, National Association, (as successor-in-interest to Bank One, National Association),as Portfolio Trustee, and Navistar Financial 2005-A Owner Trust, as Issuer.  Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K on July 27. 2005.   Commission File No. 333-115716-01.

10.73
Trust Agreement dated as of July 27, 2005, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2005-A Owner Trust.    Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K on July 27, 2005.  Commission File No.  333-115716-01.

10.74
Indenture dated as of July 27, 2005, between Navistar Financial 2005-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2005-A Owner Trust.  Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation Owner Trust 2005-A’s Form 8-K on July 27, 2005.  Commission File No. 333-115716-01.

10.75
Purchase Agreement dated as of September 1, 2006, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2006-ARC Owner Trust. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.76
Pooling Agreement dated as of September 1, 2006 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2006-ARC Owner Trust, as Issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.77
Servicing Agreement dated as of September 1, 2006, between the Corporation, as Servicer, Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York as Collateral Agent, LaSalle Bank National Association, as Indenture Trustee, JP Morgan Trust Company, National Association, (as successor-in-interest to Bank One, National Association), as Portfolio Trustee, and Navistar Financial 2006-ARC Owner Trust, as Issuer. Filed as Exhibit 10.6 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.78
Trust Agreement dated as of September 1, 2006, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2006-ARC Owner Trust. Filed as Exhibit 10.4 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.79
Indenture dated as of September 1, 2006, between Navistar Financial 2006-ARC Owner Trust and LaSalle Bank National Association, as Indenture Trustee, with respect to Navistar Financial 2006-ARC Owner Trust. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.80
Note Purchase Agreement, dated as of September 1, 2006, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, ABN AMRO Bank N.V, as Funding Agent for the Investors and as an alternate investor, Amsterdam Funding Corporation, as Conduit Investor.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on September 8, 2006. Commission File No. 001-04146.

10.81
Amendment No. 1 to the Pooling Agreement, dated as of January 31, 2007, among Navistar Financial Retail Receivables Corporation (the “Seller”), and Navistar Financial 2006-ARC Owner Trust, as Issuer.  Filed as Exhibit 10.126 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.82
Waiver dated January 31, 2007 to (i) the Indenture dated as of September 1, 2006 between Navistar Financial 2006-ARC Owner Trust, a Delaware statutory trust, and LaSalle Bank National Association, a national banking association, as Indenture Trustee, (ii) the Note Purchase Agreement dated as of September 1, 2006, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, Amsterdam Funding Corporation, as a Conduit Investor, and ABN AMRO Bank, N.V., as Funding Agent and an Alternate Investor, (iii) the Servicing Agreement dated as of September 1, 2006, among Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York Trust Company, N.A., as Collateral Agent, JP Morgan Trust Company, National Association, (as successor-in-interest to Bank One, National Association), as Portfolio Trustee, Navistar Financial 2006-ARC Owner Trust, as Issuer, NFC, as Servicer, and LaSalle Bank, National Association, as Indenture Trustee, and (iv) the ISDA Master Agreement dated as of September 1, 2006 between LaSalle Bank National Association and Navistar Financial Corporation.  Filed as Exhibit 10.130 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.83
Waiver dated October 23, 2007 to (i) the indenture dated as of September 1, 2006 between Navistar Financial 2006-ARC Owner Trust, a Delaware statutory trust, and LaSalle Bank National Association, a national banking association, as indenture trustee (ii) the Note Purchase Agreement dated as of September 1, 2006, among Navistar Financial Retail Receivables Corporation, as the Seller, Navistar Financial Corporation , Amsterdam Funding Corporation, as a Conduit Investor, and ABN AMRO Bank, N.V., as Funding Agent and an Alternate Investor, (iii) the Servicing Agreement dated as of September 1, 2006 (the “Servicing Agreement”), among Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York Trust Company, N.A., as Collateral Agent, JP Morgan Trust Company, National Association (as successor-in-interest to Bank One, National Association), as Portfolio Trustee, Navistar Financial 2006-ARC Owner Trust, as Issuer, Navistar Financial Corporation, as Servicer, and LaSalle Bank, National Association, as Indenture Trustee, and (iv) the ISDA Master Agreement dated as of September 1, 2006 between LaSalle Bank National Association (in such capacity, the “Swap Counterparty”) and Navistar Financial Corporation.  Filed as Exhibit 10.154 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146

10.84
Waiver dated December 6, 2007 to the Indenture dated as of  September 1, 2006 (as amended, the "Indenture") between Navistar Financial 2006-ARC Owner Trust, a Delaware statutory trust, and LaSalle Bank National Association, a national banking association, as indenture trustee (in such capacity, the "Indenture Trustee"), (b) the Note Purchase Agreement dated as of September 1, 2006 (the "Note Purchase Agreement"), among Navistar Financial Retail Receivables Corporation (the "Seller"), Navistar Financial Corporation ("NFC"), Amsterdam Funding Corporation, as a Conduit Investor, and ABN AMRO Bank, N.V., as Funding Agent and an Alternate Investor , (c) the Servicing Agreement dated as of September 1, 2006 (the "ServicingAgreement"), among Navistar Leasing Company, Harco Leasing Company, Inc., Navistar Financial Retail Receivables Corporation, The Bank of New York Trust Company, N.A., as Collateral Agent, JP Morgan Trust Company, National Association (as successor-in-interest to Bank One, National Association), as Portfolio Trustee, Navistar Financial 2006-ARC Owner Trust, as Issuer, NFC, as Servicer, and LaSalle Bank, National Association, as Indenture Trustee, and (d) the ISDA Master Agreement dated as of September 1, 2006 between LaSalle Bank National Association (in such capacity, the "Swap Counterpartv") and Navistar Financial Corporation. Filed as Exhibit 10.9 to the Corporation’s Form 8-K on December 14, 2007.   Commission File No. 001-04146.

10.85
Purchase Agreement dated as of February 27, 2006, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2006-BOA Owner Trust. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.86
Pooling Agreement dated as of February 27, 2006 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2006-BOA Owner Trust, as Issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.87
Servicing Agreement dated as of February 27, 2006, between the Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, The Bank of New York as Indenture Trustee, and Navistar Financial 2006-BOA Owner Trust, as Issuer. Filed as Exhibit 10.6 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.88
Trust Agreement dated as of February 27, 2006, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2006-BOA Owner Trust. Filed as Exhibit 10.4 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.89
Indenture dated as of February 27, 2006, between Navistar Financial 2006-BOA Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2006-BOA Owner Trust. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.90
Note Purchase Agreement, dated as of February 27, 2006, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank of America,, as Agent for the Investors, Administrator and as an alternate investor, Kitty Hawk Funding Corporation, as the Conduit Investor.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on April 5, 2006. Commission File No. 001-04146.

10.91
Amendment dated January 31, 2007 to the Note Purchase Agreement, dated as of February 27, 2006, among Navistar Financial Retail Receivables Corporation, as Seller, the Corporation, as Servicer, Kitty Hawk Funding Corporation, as Conduit Investor, and Bank of America, National Association, as Agent.   Filed as Exhibit 10.139 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.92
Amendment to Note Purchase Agreement dated as of October 23, 2007, between Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, Kitty Hawk Funding Corporation, as a Conduit Investor, and Bank of America, National Association, as Agent, the Administrator and an Alternate Investor.   Filed as Exhibit 10.157 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.93
Amendment dated December  7, 2007 to the Note Purchase Agreement, (this “Amendment”), among Navistar Financial Retail Receivables Corporation (the “Seller”), Navistar Financial Corporation (“Servicer”), Kitty Hawk Funding Corporation, (“KHFC”), as a Conduit Investor, and Bank of America, National Association (“Bank of America”), as Agent, the Administrator and an Alternate Investor.  Filed as Exhibit 10.5 to the Corporation’s Form 8-K on December 14, 2007.   Commission File No. 001-04146.

10.94
Purchase Agreement dated as of October 20, 2006, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2006-RBC Owner Trust. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.95
Pooling Agreement dated as of October 20, 2006 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2006-RBC Owner Trust, as Issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.96
Servicing Agreement dated as of October 20, 2006, between the Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, The Bank of New York as Indenture Trustee, and Navistar Financial 2006-RBC Owner Trust, as Issuer. Filed as Exhibit 10.6 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.97
Trust Agreement dated as of October 20, 2006, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Bank USA, National Association, as Owner Trustee, with respect to Navistar Financial 2006-RBC Owner Trust. Filed as Exhibit 10.4 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.98
Indenture dated as of October 20, 2006, between Navistar Financial 2006-RBC Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2006-RBC Owner Trust. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.99
Note Purchase Agreement, dated as of October 20, 2006, among Navistar Financial Retail Receivables Corporation, as seller, Navistar Financial Corporation, as Servicer, Royal Bank of Canada, as Agent for the Investors, and Thunder Bay Funding LLC, as Conduit Investor.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on October 25, 2006. Commission File No. 001-04146.

10.100
Amendment No.1 to the Pooling Agreement, dated as of May 31, 2007, among Navistar Financial Retail Receivables Corporation (the “Seller”), and Navistar Financial 2006-RBC Owner Trust, as Issuer.  Filed as Exhibit 10.127 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.101
Waiver dated March 31, 2007 to (i) the Note Purchase Agreement, dated as of October 20, 2006, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, individually and as Servicer, Thunder Bay Funding, LLC., as Conduit Investor, and Royal Bank of Canada, as Agent and (ii) the Servicing Agreement, dated as of October 20, 2006, among Navistar Financial Retail Receivables, Navistar Financial 2006-RBC Owner Trust, as issuer, Navistar Financial Corporation, as Servicer, and The Bank of New York, as Indenture Trustee.   Filed as Exhibit 10.137 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.102
Waiver dated October 23, 2007 to (i) the Note Purchase Agreement, dated as of October 20, 2006 among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, individually and as Servicer, Thunder Bay Funding, LLC, as Conduit Investor, and Royal Bank of Canada, as Agent and (ii) the Servicing Agreement, dated as of October 20, 2006, among Navistar Financial Retail Receivables Corporation, Navistar Financial 2006-RBC Owner Trust, as Issuer, Navistar Financial Corporation , as Servicer, and The Bank of New York, as Indenture Trustee.    Filed as Exhibit 10.155 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.103
Waiver dated December  6, 2007 to the Note Purchase Agreement, dated as of October 20, 2006 (as in effect on the date hereof, the “Note Purchase Agreement”) among Navistar Financial Retail Receivables Corporation (“NFRRC”), as Seller, Navistar Financial Corporation, individually (“NFC”) and as Servicer, Thunder Bay Funding, LLC, as Conduit Investor, and Royal Bank of Canada, as Agent and (ii) the Servicing Agreement, dated as of October 20, 2006, among NFRRC, Navistar Financial 2006-RBC Owner Trust, as Issuer, NFC, as Servicer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 10.4 to the Corporation’s Form 8-K on December 14, 2007.   Commission File No. 001-04146.

10.104
Purchase Agreement dated as of June 22, 2007, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2007-BNS Owner Trust. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on June 27, 2007. Commission File No. 001-04146.

10.105
Pooling Agreement dated as of June 22, 2007 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2007-BNS Owner Trust, as Issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on June 27, 2007. Commission File No. 001-04146.

10.106
Servicing Agreement dated as of June 22, 2007, between the Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, The Bank of New York as Indenture Trustee, and Navistar Financial 2007-BNS Owner Trust, as Issuer. Filed as Exhibit 10.6 to the Corporation’s Form 8-K on June 27, 2007. Commission File No. 001-04146.

10.107
Trust Agreement dated as of June 22, 2007, between Navistar Financial Retail Receivables Corporation, as Seller, and Deutsche Bank Trust Company Delaware, as Owner Trustee, with respect to Navistar Financial 2007-BNS Owner Trust. Filed as Exhibit 10.4 to the Corporation’s Form 8-K on June 27, 2007. Commission File No. 001-04146.

10.108
Indenture dated as of June 22, 2007, between Navistar Financial 2007-BNS Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2007-BNS Owner Trust. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on June 27, 2007. Commission File No. 001-04146.

10.109
Note Purchase Agreement, dated June 22, 2007, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, The Bank of Nova Scotia, as Agent for the Investors, and Liberty Street Funding LLC, as the Conduit Investor.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on June 22, 2007. Commission File No. 001-04146.

10.110
Waiver dated October 23, 2007 to (i) the Note Purchase Agreement dated as of June 22, 2007 among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, individually and as Servicer, Liberty Street Funding, LLC, as the Conduit Investor, and The Bank of Nova Scotia, as Agent for the Investors, and (ii) the Servicing Agreement, dated as of June_22, 2007, among Navistar Financial Retail Receivables Corporation, Navistar Financial 2007-BNS Owner Trust, as Issuer, Navistar Financial, as Servicer, and The Bank of New York, as Indenture Trustee.   Filed as Exhibit 10.156 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.111
Waiver dated December 6, 2007 to the Note Purchase Agreement, dated as of June 22, 2007 (as in effect on the date hereof, the “Note Purchase Agreement”) among Navistar Financial Retail Receivables Corporation (“NFRRC”), as Seller, Navistar Financial Corporation, individually (“NFC”) and as Servicer, Liberty Street Funding, LLC, as the Conduit Investor, and The Bank of Nova Scotia, as Agent for the Investors and (ii) the Servicing Agreement, dated as of June 22, 2007, among NFRRC, Navistar Financial 2007-BNS Owner Trust, as Issuer, NFC, as Servicer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 10.03 to the Corporation’s Form 8-K on December 14, 2007.   Commission File No. 001-04146.

10.112
Note Purchasing Agreement, dated as of November 28, 2007, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, individually and as Servicer, Citicorp North America, Inc., as Agent for the Investors, CAFCO, LLC and CRC Funding, LLC as the Conduit Investors, and Citibank, N.A., as Committed Investor.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.113
Pooling Agreement dated as of November 28, 2007 between Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2007-C Owner Trust, as Issuer.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.114
Indenture dated as of November 28, 2007, between Navistar Financial 2007-C Owner Trust, as Issuer, and The Bank of New York, as the Indenture Trustee.   Filed as Exhibit 10.3 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.115
Trust Agreement, dated as of November 28, 2007, between Navistar Financial Retail Receivables Corporation, as Seller, and Deutsche Bank Trust Company Delaware, as Owner Trustee.   Filed as Exhibit 10.4 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.116
Purchase Agreement, dated November 28, 2007, among Navistar Financial Retail Receivables Corporation, The Bank of New York, as Indenture Trustee, Navistar Financial 2007-C Owner Trust, as Issuer, and Navistar Financial Corporation, as Servicer.  Filed as Exhibit 10.5 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.117
Servicing Agreement, dated November 28, 2007, among Navistar Financial Retail Receivables Corporation, The Bank of New York, as Indenture Trustee, Navistar Financial 2007-C Owner Trust, as Issuer and Navistar Financial Corporation, as Servicer.  Filed as Exhibit 10.6 to the Corporation’s Form 8-K on November 28, 2007. Commission File No. 001-04146.

10.118
Purchase Agreement dated as of February 16, 2007, between the Corporation and Navistar Financial Retail Receivables Corporation, with respect to Navistar Financial 2007-JPM Owner Trust. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.119
Pooling Agreement dated as of February 16, 2007 among Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2007-JPM Owner Trust, as Issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.120
Servicing Agreement dated as of February 16, 2007, between the Corporation, as Servicer, Navistar Financial Retail Receivables Corporation, The Bank of New York as Indenture Trustee, and Navistar Financial 2007-JPM Owner Trust, as Issuer.  Filed as Exhibit 10.6 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.121
Trust Agreement dated as of February 16, 2007, between Navistar Financial Retail Receivables Corporation, as Seller, and Deutsche Bank Trust Company Delaware, as Owner Trustee, with respect to Navistar Financial 2007-JPM Owner Trust.  Filed as Exhibit 10.4 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.122
Indenture dated as of February 16, 2007, between Navistar Financial 2007-JPM Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2007-JPM Owner Trust. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.123
Note Purchase Agreement, dated as of February 16, 2007, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, as Servicer, JPMorgan Chase, N.A., as Agent for the Investors, and Jupiter Securitization Company LLC and Falcon Asset Securitization Company LLC, Collectively, as the Conduit Investor.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on February 23, 2007. Commission File No. 001-04146.

10.124
Waiver dated October 23, 2007 to (i) the Note Purchase Agreement, dated as of February 16, 2007 among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial Corporation, individually and as Servicer, Falcon Asset Securitization Company, LLC, and Park Avenue Receivables Company, LLC, as the Conduit Investor, and JP Morgan Chase Bank, as Agent for the Investors and (ii) the Servicing Agreement, dated as of February 16, 2007, among NFRRC, Navistar Financial 2007-JPM Owner Trust, as Issuer, Navistar Financial Corporation, as Servicer, and The Bank of New York, as Indenture Trustee.    Filed as Exhibit 10.159 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.125
Waiver dated December  6, 2007 to the Note Purchase Agreement, dated as of February 16, 2007 between Navistar Financial Retail Receivables Corporation ("NFRRC"), as Seller, Navistar Financial Corporation, as Servicer, Falcon Asset Securitization Company, LLC, and Park Avenue Receivables Company, LLC (as assignee of Jupiter Securitization Company, LLC), collectively, as the Conduit Investor, and JP Morgan Chase Bank, National Association, as Agent for the Investors and (ii) the Servicing Agreement, dated as of February 16, 2007, between NFRRC, Navistar Financial 2007-JPM Owner Trust, as Issuer, NFC, as Servicer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 10.02 to the Corporation’s Form 8-K on December 14, 2007.   Commission File No. 001-04146.

10.126
Waiver dated January 8, 2007 to the Master Purchase Agreement, dated as of June 30, 2004, among International Truck Leasing Corp. and Banc of America Leasing & Capital LLC.   Filed as Exhibit 10.140 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.127
Waiver dated October 22, 2007 to the Master Purchase Agreement dated as of June 30, 2004 among Banc of America Leasing & Capital LLC and International Truck Leasing Corp.   Filed as Exhibit 10.158 to the Corporation’s Form 10-K on December 10, 2007. Commission File No. 001-04146.

10.128
Waiver dated November 20, 2007 to the Master Purchase Agreement dated as of June 30, 2004 between Banc of America  Leasing & Capital, LLC and International Truck Leasing Corporation.   Filed as Exhibit 10.10 to the Corporation’s Form 8-K on December 14, 2007.   Commission File No. 001-04146.

10.129
Note Purchase Agreement, dated as of April 25, 2008, among the Seller, Navistar Financial Corporation, individually and as servicer, JPMorgan Chase Bank, N.A., as agent for the investors, and JS Siloed Trust, as the conduit investor.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on May 1, 2008.   Commission File No. 001-04146.

10.130
Pooling Agreement, dated as of April 25, 2008, between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2008-A Owner Trust, as issuer.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on May 1, 2008.   Commission File No. 001-04146.

10.131
Indenture, dated as of April 25, 2008, between Navistar Financial 2008-A Owner Trust, as issuer, and The Bank of New York, as indenture trustee.  Filed as Exhibit 10.3 to the Corporation’s Form 8-K on May 1, 2008.   Commission File No. 001-04146.

10.132
Trust Agreement, dated as of April 25, 2008, between Navistar Financial Retail Receivables Corporation, as seller, and Deutsche Bank Trust Company Delaware, as owner trustee.  Filed as Exhibit 10.4 to the Corporation’s Form 8-K on May 1, 2008.   Commission File No. 001-04146.

10.133
Purchase Agreement, dated as of April 25, 2008, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.  Filed as Exhibit 10.5 to the Corporation’s Form 8-K on May 1, 2008.   Commission File No. 001-04146.

10.134
Servicing Agreement, dated April 25, 2008, among Navistar Financial Retail Receivables Corporation, The Bank of New York, as indenture trustee, Navistar Financial 2008-A Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.  Filed as Exhibit 10.6 to the Corporation’s Form 8-K on May 1, 2008.   Commission File No. 001-04146.

10.135
Note Purchase Agreement, dated as of July 28, 2008, among the Seller, Navistar Financial Corporation, individually and as servicer, Credit Suisse, New York Branch, as agent for the investors, Alpine Securitization Corp., as the conduit investor, and Credit Suisse, Cayman Islands Branch, as the committed investor. Filed as Exhibit 10.1 to the Corporation’s Form 8-K on July 30, 2008.   Commission File No. 001-04146.

10.136
Pooling Agreement, dated as of July 28, 2008, between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2008-B Owner Trust, as issuer. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on July 30, 2008.   Commission File No. 001-04146.

10.137
Indenture, dated as of July 28, 2008, between Navistar Financial 2008-B Owner Trust, as issuer, and The Bank of New York Mellon, as indenture trustee. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on July 30, 2008.   Commission File No. 001-04146.

10.138
Trust Agreement, dated as of July 28, 2008, between Navistar Financial Retail Receivables Corporation, as seller, and Deutsche Bank Trust Company Delaware, as owner trustee. Filed as Exhibit 10.4 to the Corporation’s Form 8-K on July 30, 2008.   Commission File No. 001-04146.

10.139
Purchase Agreement, dated as of July 28, 2008, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on July 30, 2008.   Commission File No. 001-04146.

10.140
Servicing Agreement, dated July 28, 2008, among Navistar Financial Retail Receivables Corporation, The Bank of New York Mellon, as indenture trustee, Navistar Financial 2008-B Owner Trust, as issuer, and Navistar Financial Corporation, as servicer. Filed as Exhibit 10.6 to the Corporation’s Form 8-K on July 30, 2008.   Commission File No. 001-04146.

10.141
Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated October 15, 2008, among Navistar Financial Securities Corporation, Navistar Financial Corp., Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser. Filed as Exhibit 10.1 to the Corporation’s Form 8-K on October 21, 2008.   Commission File No. 001-04146.

10.142
Amendment No. 3, dated October 20, 2008, to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corp., as Servicer, and The Bank of New York, a New York banking corporation, as Master Trust Trustee. Filed as Exhibit 10.2 to the Corporation’s Form 8-K on October 21, 2008.   Commission File No. 001-04146.

10.143
Omnibus Amendment No. 1, dated October 20, 2008, among Navistar Financial Retail Receivables Corporation, as Seller, Navistar Financial 2006-BOA Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee, and consented to and acknowledged by Navistar Financial Corporation, as Servicer, Bank of America, N.A., as Agent, Kitty Hawk Funding Corporation, as Conduit Investor, and Bank of America, N.A., as Swap Counterparty. Filed as Exhibit 10.3 to the Corporation’s Form 8-K on October 21, 2008.   Commission File No. 001-04146.

10.144
Amendment No. 8 to Receivables Purchase Agreement, dated October 24, 2008, among Truck Retail Accounts Corporation, Navistar Financial Corporation, JS Siloed Trust and JPMorgan Chase Bank, N.A., successor by merger to Bank One, N.A.Filed as Exhibit 10.1 to the Corporation’s Form 8-K on October 30, 2008.   Commission File No. 001-04146.

10.145
Account Control Agreement, dated October 24, 2008, among Truck Retail Accounts Corporation, as seller, Navistar Financial Corporation, as servicer, JPMorgan Chase Bank, N.A., successor by merger to Bank One, N.A., as secured party, and The Bank of New York Mellon as successor to JPMorgan Chase Bank, N.A., as securities intermediary.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on October 30, 2008.   Commission File No. 001-04146.

10.146
Waiver and Amendment No. 9, dated as of January 21, 2009, to the Receivables Purchase Agreement dated as of April 8, 2004, as heretofore amended (the "Agreement"), among Truck Retail Accounts Corporation, a Delaware corporation, Navistar Financial Corporation, a Delaware corporation, as initial Servicer, the entities listed on Schedule A to the Agreement, JS Siloed Trust, and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA, as agent for the Purchasers.   Filed as Exhibit 10.1 to the Corporation’s Form 10-Q on March 11, 2009.   Commission File No. 001-04146.

10.147
Note Purchase Agreement, dated as of April 30, 2009, among the Seller, Navistar Financial Corporation, individually and as servicer, Royal Bank of Canada, as agent for the investors, and Thunder Bay Funding, LLC, as the conduit investor.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on May 6, 2009.   Commission File No. 001-04146.

10.148
Pooling Agreement, dated as of April 30, 2009, between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2009-A Owner Trust, as issuer.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on May 6, 2009.   Commission File No. 001-04146.

10.149
Indenture, dated as of April 30, 2009, between Navistar Financial 2009-A Owner Trust, as issuer, and The Bank of New York Mellon, as indenture trustee.   Filed as Exhibit 10.3 to the Corporation’s Form 8-K on May 6, 2009.   Commission File No. 001-04146.

10.150
Trust Agreement, dated as of April 30, 2009, between Navistar Financial Retail Receivables Corporation, as seller, and Deutsche Bank Trust Company Delaware, as owner trustee.  Filed as Exhibit 10.4 to the Corporation’s Form 8-K on May 6, 2009.   Commission File No. 001-04146.

10.151
Purchase Agreement, dated as of April 30, 2009, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.  Filed as Exhibit 10.5 to the Corporation’s Form 8-K on May 6, 2009.   Commission File No. 001-04146.

10.152
Servicing Agreement, dated April 30, 2009, among Navistar Financial Retail Receivables Corporation, The Bank of New York Mellon, as indenture trustee, Navistar Financial 2009-A Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.  Filed as Exhibit 10.6 to the Corporation’s Form 8-K on May 6, 2009.   Commission File No. 001-04146.

10.153
Amendment No. 1 to Receivables Sale Agreement, dated as of April 30, 2009, between Navistar Financial Corporation and Truck Retail Accounts Corporation, as consented to by JPMorgan Chase Bank, N.A., as agent.   Filed as Exhibit 10.7 to the Corporation’s Form 8-K on May 6, 2009.   Commission File No. 001-04146.

10.154	Amended and Restated Credit Agreement, dated as of July 1, 2005. Filed as Exhibit 10.1 to the Corporation’s Form 8-K/A on July 29, 2009. Commission File No. 001-04146.

10.155
Treasurer’s Agreement Number 1, dated January 30, 2009, between Navistar Financial Corporation and Navistar, Inc.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on August 6, 2009.   Commission File No. 001-04146.

10.156
Treasurer’s Agreement Number 2, dated July 31, 2009, between Navistar Financial Corporation and Navistar, Inc.   Filed as Exhibit 10.2 to the Corporation’s Form 8-K on August 6, 2009.  Commission File No. 001-04146.

10.157
Amendment No. 2 to Receivables Sale Agreement, dated July 31, 2009, between Truck Retail Accounts Corporation and Navistar Financial Corporation.   Filed as Exhibit 10.3 to the Corporation’s Form 8-K on August 6, 2009.   Commission File No. 001-04146.

10.158
Amendment No. 10 to Receivables Purchase Agreement, dated July 31, 2009, among Truck Retail Accounts Corporation, Navistar Financial Corporation, JS Siloed Trust and JPMorgan Chase Bank, N.A., successor by merger to Bank One, N.A.   Filed as Exhibit 10.4 to the Corporation’s Form 8-K on August 6, 2009.   Commission File No. 001-04146.

10.159
Amendment No. 4, dated August 25, 2009, to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.   Filed as Exhibit 10.1 to the Corporation’s Form 8-K on August 26, 2009.   Commission File No. 001-04146.

10.160
Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated August 25, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.    Filed as Exhibit 10.2 to the Corporation’s Form 8-K on August 26, 2009.   Commission File No. 001-04146.

10.161	Amendment No. 11 to the Receivables Purchase Agreement dated October 30, 2009. Filed as Exhibit 10.1 to the Corporation’s Form 8-K on November 4, 2009. Commission File No. 001-04146.

10.162
Note Purchase Agreement, dated October 30, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and Banc of America Securities LLC, as representative of the Initial Purchasers.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 333-104639.

10.163
Series 2009-1 Indenture Supplement to the Indenture, dated November 10, 2009, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

10.164
Amendment No. 8 to the Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

10.165
Amendment No. 1 to Series 2004-1 Supplement to Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.  Filed as Exhibit 10.3 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

10.166
Amendment No. 1 to the Master Owner Trust Agreement, dated November 10, 2009, between Navistar Financial Securities Corporation and Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as Master Owner Trust Trustee.  Filed as Exhibit 10.4 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

10.167
Amendment No. 5 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated November 10, 2009, among Navistar Financial Securities Corporation, Navistar Financial Corporation and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee.  Filed as Exhibit 10.5 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

10.168
Amendment to Amended and Restated Certificate Purchase Agreement, dated November 10, 2009, among Navistar Financial Corporation, Navistar Financial Securities Corporation, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.  Filed as Exhibit 10.6 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 001-04146.

10.169
Backup Servicing Agreement, dated November 10, 2009, among Navistar Financial Corporation, Navistar Financial Securities Corporation, The Bank of New York Mellon, as Master Trust Trustee, and Wells Fargo Bank, National Association, as Backup Servicer.  Filed as Exhibit 10.8 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 333-104639.

10.170
Amendment No. 1 to the Amended and Restated Master Revolving Credit Agreement, dated November 10, 2009, between Navistar Financial Corporation and Navistar Financial Securities Corporation.  Filed as Exhibit 10.9 to the Corporation’s Form 8-K on November 17, 2009.   Commission File No. 333-104639.

10.171
Amended and Restated Credit Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. DE C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent.  Filed as Exhibit 10.1 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.   THIS AGREEMENT REPLACES THE EXISTING CREDIT AGREEMENT REFERENCED IN EXHIBIT 10.07 AND 10.154 ABOVE EFFECTIVE DECEMBER 16, 2009.

10.172
Second Amended and Restated Parent Guarantee, dated as of December 16, 2009, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement.  Filed as Exhibit 10.2 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.  PLEASE NOTE THIS AGREEMENT REPLACES THE EXISTING AMENDED AND RESTATED PARENT GUARANTY INCLUDED AS PART OF EXHIBIT 10.154 ABOVE EFFECTIVE DECEMBER 16, 2009.

10.173
Second Amended and Restated Parents’ Side Agreement, dated as of December 16, 2009, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Amended and Restated Credit Agreement.  Filed as Exhibit 10.3 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.  PLEASE NOTE THIS AGREEMENT REPLACES THE EXISTING AMENDED AND RESTATED PARENTS’ SIDE AGREEMENT INCLUDED AS PART OF EXHIBIT 10.154 ABOVE EFFECTIVE DECEMBER 16, 2009.

10.174
First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement.  Filed as Exhibit 10.4 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

10.175
Note Sale Agreement, dated as of December 16, 2009, between Navistar Financial Corporation, a Delaware corporation, and Navistar Financial Asset Sales Corp., a Delaware corporation. Filed as Exhibit 10.5 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

10.176
Note Purchase Agreement, dated as of December 16, 2009, by and between Navistar Financial Asset Sales Corp., a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.  Filed as Exhibit 10.6 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

10.177
Servicing Agreement, dated as of December 16, 2009, by and between Navistar Financial Corporation, a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.  Filed as Exhibit 10.7 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

10.178
Loan and Security Agreement, dated as of December 16, 2009, by and between Navistar Financial Corporation, a Delaware corporation, and Wells Fargo Equipment Finance, Inc., a Minnesota corporation.  Filed as Exhibit 10.8 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.

10.179
Intercreditor Agreement, dated as of December 16, 2009, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Amended and Restated Credit Agreement. Filed as Exhibit 10.9 to the Corporation’s Form 8-K on December 18, 2009.   Commission File No. 001-04146.